  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 11, 2012

BIODEL INC.
(Exact name of registrant as specified in its charter)

Commission File Number 001-33451

Delaware (State or other jurisdiction of incorporation or organization)	90-0136863 (IRS Employer Identification Number)

100 Saw Mill Road Danbury, Connecticut (Address of principal executive offices)	06810 (Zip code)

(203) 796-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On October 11, 2012, Biodel Inc. (the “Company”) is hosting an Analyst / Investor Research and Development Meeting. The Company’s presentation at the meeting includes the following updates to the Company’s actual and projected timelines relating to its lead product development programs:

Recombinant human insulin-based ultra-rapid-acting insulin

•

Phase 2 clinical trial of BIOD-123 was initiated in the third calendar quarter of 2012.

•

Top line data projected in the third calendar quarter of 2013.

Analog-based ultra-rapid-acting insulin

•

Phase 1 clinical trial of BIOD-238 and BIOD-250 was initiated in the second half of calendar year 2012.

•

Top line data projected in the first calendar quarter of 2013.

Liquid formulation of glucagon for use as rescue treatment for severe hypoglycemia

•

Calendar year 2013 projections

o

File investigative new drug application.

o

Complete human factor study.

o

Conduct phase 1 “proof-of-concept” study.

•

Calendar year 2014 projections

o

Conduct pivotal study.

o

File new drug application (mid 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 11, 2012		BIODEL INC.

		By:	/s/ Paul Bavier
Paul Bavier, General Counsel and Secretary